FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT
CHIEF FINANCIAL OFFICER
RESOURCE CAPITAL CORP.
712 Fifth Ave, 12TH Floor
New York, NY 10019
212-506-3870

RESOURCE CAPITAL CORP.
REPORTS RESULTS FOR
THREE AND SIX MONTHS ENDED JUNE 30, 2014
Highlights

•	Adjusted Funds from Operations (“AFFO”) of $0.19 and $0.38 per share-diluted (see Schedule I).

•
Originated $214.0 million in new CRE loans during the three months ended June 30, 2014, with $180.7 million funded. Originated $330.7 million in new CRE loans during the six months ended June 30, 2014, with $288.9 million funded.

•	GAAP net income allocable to common shares of $0.11 and $0.23 per share-diluted.

•	Closed a $354 million commercial securitization at a weighted average cost of LIBOR + 129 bps.

•	Common stock cash dividend of $0.20 and $0.40 per share.

New York, N.Y., August 5, 2014 - Resource Capital Corp. (NYSE: RSO) (“RSO” or the “Company”), a real estate investment trust, or REIT, whose investment strategy focuses on commercial real estate assets, commercial mortgage-backed securities (“CMBS”), commercial finance assets and other investments, reported results for the three and six months ended June 30, 2014.

•
AFFO for the three and six months ended June 30, 2014 was $24.0 million, or $0.19 per share-diluted and $49.0 million, or $0.38 per share-diluted, respectively, as compared to $19.6 million, or $0.16 per share-diluted and $40.6 million, or $0.36 per share-diluted for the three and six months ended June 30, 2013, respectively. A reconciliation of GAAP net income to AFFO is set forth in Schedule I of this release.

•
GAAP net income allocable to common shares for the three and six months ended June 30, 2014 was $14.7 million, or $0.11 per share-diluted and $29.8 million, or $0.23 per share-diluted, respectively, as compared to $6.5 million, or $0.05 per share-diluted and $18.1 million, or $0.16 per share-diluted for the three and six months ended June 30, 2013, respectively.

Jonathan Cohen, CEO and President of Resource Capital Corp., commented, "Our Commercial Real Estate loan originations are growing tremendously. This should benefit the organic growth of our company.  Our CRE loan portfolio reached $1.0 billion of book value for the first time during the second quarter, and our success in securitizing those loans lets us continue to grow in an accretive way."

Additional highlights:
Commercial Real Estate

•	CRE loan portfolio is comprised of approximately 92% senior whole loans as of June 30, 2014, as compared to 88% a year ago.

•
RSO closed and funded $464.9 million of new whole loans in the last 12 months with a weighted average yield of 5.80%, including origination fees. In addition, RSO funded $19.2 million of previous loan commitments on existing loans.

•	GAAP book value of CRE loans held for investment has reached a milestone balance of $1.0 billion.
The following table summarizes RSO's CRE loan activities and fundings of previous commitments, at par, for the three, six and 12 months ended June 30, 2014 (in millions, except percentages):

	Three Months Ended	Six Months Ended	12 Months Ended	Floating Weighted Average Spread (2) (3)	Weighted Average Fixed Rate
	June 30, 2014	June 30, 2014	June 30, 2014
New whole loans funded (1) (4)	$181.0	$292.5	$484.1	4.90%	—
New mezzanine loan funded	3.0	3.0	3.0	—	16.00%
Payoffs (5)	(58.1)	(80.3)	(123.7)
Sales	—	—	—
Principal paydowns	(0.9)	(1.9)	(15.0)
Loans, net	$125.0	$213.3	$348.4
________________

(1)
New whole loan production does not include unfunded commitments on whole loans of $33.3 million which brings total origination of commercial real estate whole loans to $214.0 million during the three months ended June 30, 2014.

(2)
Represents the weighted average rate above the one-month London Interbank Offered Rate (“LIBOR”) on loans whose interest rate is based on LIBOR as of June 30, 2014. Of these loans, $270.9 million have LIBOR floors with a weighted average floor of 0.48%.

(3)	Reflects rates on RSO's portfolio balance as of June 30, 2014.

(4)
Whole loan production includes the funding of previous commitments of $3.3 million for the three months, $6.9 million for the six months and $19.2 million for the twelve months ended June 30, 2014, respectively.

(5)	CRE loan payoffs and extensions resulted in $2.0 million in extension and exit fees during the three months ended June 30, 2014.

•
On July 30, 2014, RSO closed a $354 million CLO backed by self-originated commercial mortgage loans - its second CLO deal in an eight-month period. The CLO issued $235.3 million of non-recourse, floating-rate notes at a weighted average cost of LIBOR + 129 basis points. RSO retained the subordinate notes and the preferred shares in the transaction.

CMBS

•
During the six months ended June 30, 2014, RSO purchased $53.2 million par value of CMBS which were partially financed by 30-day repurchase contracts with a repurchase value of $37.3 million. In addition, RSO purchased $4.3 million, par value, of CMBS, which were financed by RSO's Wells Fargo repurchase facility and were AAA rated by at least one rating agency.

•	RSO sold $87.2 million, par value, of CMBS, which improved in value by $2.0 million during the quarter.

Commercial Finance
The following table summarizes RSO's middle market lending portfolio loan activities and fundings of previous commitments, at par, for the three, six, and 12 months ended June 30, 2014 (in millions, except percentages):

	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014	12 Months Ended June 30, 2014	Weighted Average Spread (1) (2)	Weighted Average All-in Rate (2)	Weighted Average Yield

Middle Market loan production (3)	$77.7	$110.1	$160.3	7.16%	8.20%	9.04%
Sales	(5.1)	(11.6)	(16.7)
Principal paydowns	(5.1)	(7.2)	(7.9)

Loans, net	$67.5	$91.3	$135.7
________________

(1)
Represents the weighted average rate above the one-month and three-month LIBOR on loans whose interest rate is based on LIBOR as of June 30, 2014. Of these loans, $120.9 million have LIBOR floors with a weighted average floor of 1.02%.

(2)	Reflects rates on RSO's portfolio balance as of June 30, 2014.

(3)	Loan production does not include $36.1 million of unfunded commitments as of June 30, 2014.

•
RSO's bank loan portfolio, including asset-backed securities (“ABS”), corporate bonds, certain loans held for sale and middle market loans, at the end of the second quarter of 2014 was $757.5 million, at amortized cost, with a weighted-average spread of one-month and three-month LIBOR plus 3.81% at June 30, 2014. RSO's bank loan portfolio was substantially match-funded through four CLO issuances.

•	RSO, through its subsidiary Resource Capital Asset Management, earned $2.8 million of net fees during the six months ended June 30, 2014.
Corporate

•
RSO issued 4.8 million shares of its 8.625% Series C Cumulative Redeemable Preferred Stock, at a price of $24.2125 per share with a liquidation preference of $25.00 per share, for net proceeds of $116.2 million.

•	Total revenues increased by $13.0 million, or 60%, and $14.3 million, or 27%, as compared to revenues for the three and six months ended June 30, 2013, respectively.

Investment Portfolio
The table below summarizes the amortized cost and net carrying amount of RSO's investment portfolio as of June 30, 2014, classified by interest rate and by asset type. The following table includes both (i) the amortized cost of RSO's investment portfolio and the related dollar price, which is computed by dividing amortized cost by par amount, and (ii) the net carrying amount of RSO's investment portfolio and the related dollar price, which is computed by dividing the net carrying amount by par amount (in thousands, except percentages):

	Amortized cost	Dollar price	Net carrying amount	Dollar price	Net carrying amount less amortized cost	Dollar price(4)
June 30, 2014
Floating rate
RMBS, trading	$1,901	20.61%	$332	3.60%	$(1,569)	(17.01)%
CMBS-private placement	26,644	91.86%	16,793	57.89%	(9,851)	(33.96)%
Structured notes - trading	8,056	34.62%	8,619	37.04%	563	2.42%
Structured notes - available-for-sale	23,203	94.11%	24,655	100.00%	1,452	5.89%
RMBS - available-for-sale	30,647	100.00%	30,647	100.00%	—	—%
Mezzanine loans	12,480	99.17%	12,422	98.70%	(58)	(0.46)%
Whole loans (1)	954,746	99.50%	949,292	98.93%	(5,454)	(0.57)%
Bank loans (2)	706,581	99.64%	705,912	99.55%	(669)	(0.09)%
Loans held for sale (3)	15,427	98.14%	15,427	98.14%	—	—%
ABS Securities	32,145	114.26%	33,360	118.58%	1,215	4.32%
Corporate Bonds	3,360	97.25%	3,467	100.35%	107	3.10%
Total floating rate	1,815,190	98.36%	1,800,926	97.59%	(14,264)	(0.77)%
Fixed rate
CMBS-private placement	149,339	79.82%	155,581	83.16%	6,242	3.34%
CMBS-linked transactions	12,901	104.67%	13,676	110.96%	775	6.29%
B notes (1)	16,138	99.60%	16,062	99.13%	(76)	(0.47)%
Mezzanine loans (1)	54,780	99.99%	54,524	99.52%	(256)	(0.47)%
Residential mortgage loans	2,470	100.00%	2,444	98.95%	(26)	(1.05)%
Loans held for sale (3)	24,859	100.00%	24,859	100.00%	—	—%
Loans receivable-related party	5,451	100.00%	4,751	87.16%	(700)	(12.84)%
Total fixed rate	265,938	87.71%	271,897	89.68%	5,959	1.97%
Other (non-interest bearing)
Property available-for-sale	29,509	100.00%	29,509	100.00%	—	—%
Investment in unconsolidated entities	60,480	100.00%	60,480	100.00%	—	—%
Total other	89,989	100.00%	89,989	100.00%	—	—%
Grand total	$2,171,117	96.99%	$2,162,812	96.62%	$(8,305)	(0.37)%

(1)	Net carrying amount includes an allowance for loan losses of $5.8 million at June 30, 2014, allocated as follows: B notes $76,000, mezzanine loans $314,000 and whole loans $5.5 million.

(2)	Net carrying amount includes allowance for loan losses of $669,000 at June 30, 2014.

(3)	Loans held for sale are carried at the lower of cost or fair market value. Amortized cost is equal to fair value.

(4)	Differences in percentages are due to rounding

Liquidity
At July 31, 2014, after paying our second quarter 2014 common and preferred stock dividends, our liquidity is derived from three primary sources:

•	unrestricted cash and cash equivalents of $156.3 million, restricted cash of $500,000 in margin call accounts and $2.0 million in the form of real estate escrows, reserves and deposits;

•	capital available for reinvestment in two of our securitizations of $3.9 million, all of which is designated to finance future funding commitments on CRE loans; and

•	loan principal repayments of $59.6 million that will pay down outstanding CLO note balances as well as interest collections of $4.5 million.
In addition, RSO has funds available through three term financing facilities to finance the origination of CRE loans of $250 million and $200 million, respectively, and to finance the purchase of CMBS of $67.8 million.
Capital Allocation
As of June 30, 2014, RSO had allocated its invested equity capital among its targeted asset classes as follows: 68% in CRE assets, 31% in commercial finance assets and 1% in other investments.
Supplemental Information
The following schedules of reconciliations or supplemental information as of June 30, 2014 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income to Funds from Operations (“FFO”) and AFFO.

•	Schedule II - Book Value Allocable to Common Shareholders Rollforward.

•	Schedule III - Securitizations - Distributions and Coverage Test Summary.

•	Supplemental Information regarding loan investment statistics, CRE loans and bank loans.
About Resource Capital Corp.
RSO is a real estate investment trust that is primarily focused on originating, holding and managing commercial mortgage loans and other commercial real estate-related debt and equity investments. RSO also makes other commercial finance investments.
RSO is externally managed by Resource Capital Manager, Inc., an indirect wholly-owned subsidiary of Resource America, Inc. (NASDAQ: REXI), an asset management company that specializes in real estate and credit investments.
For more information, please visit RSO's website at www.resourcecapitalcorp.com or contact investor relations at pkamdar@resourcecapitalcorp.com.

Safe Harbor Statement
Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. RSO's actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;

•	the availability of debt and equity capital to acquire and finance investments;

•	defaults or bankruptcies by borrowers on RSO's loans or on loans underlying its investments;

•	adverse market trends which have affected and may continue to affect the value of real estate and other assets underlying RSO's investments;

•	increases in financing or administrative costs; and

•	general business and economic conditions that have impaired and may continue to impair the credit quality of borrowers and RSO's ability to originate loans.
For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which RSO is subject, see Item 1A, “Risk Factors” included in its Annual Report on Form 10-K and the risks expressed in other of its public filings with the Securities and Exchange Commission.
RSO cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to RSO or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, RSO undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.
The remainder of this release contains RSO's unaudited consolidated balance sheets, unaudited consolidated statements of income, reconciliation of GAAP net income to FFO and AFFO, Book value allocable to common shareholders rollforward, summary of CDO and CLO performance statistics and supplemental information regarding RSO's CRE loan and bank loan portfolios.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2014	December 31, 2013
	(unaudited)
ASSETS (1)
Cash and cash equivalents	$222,313	$262,270
Restricted cash	91,215	63,309
Investment securities, trading	8,951	11,558
Investment securities available-for-sale, pledged as collateral, at fair value	196,009	162,608
Investment securities available-for-sale, at fair value	68,494	52,598
Linked transactions, net at fair value	13,676	30,066
Loans held for sale	40,286	21,916
Property available-for-sale	29,509	25,346
Investment in real estate	—	29,778
Loans, pledged as collateral and net of allowances of $6.5 million and $13.8 million	1,740,656	1,369,526
Loans receivable–related party net of allowances of $700,000 and $0	4,751	6,966
Investments in unconsolidated entities	60,480	69,069
Derivatives, at fair value	755	—
Interest receivable	12,028	8,965
Deferred tax asset	7,480	5,212
Principal paydown receivable	31,950	6,821
Intangible assets	10,771	11,822
Prepaid expenses	4,153	2,871
Other assets	15,272	10,726
Total assets	$2,558,749	$2,151,427
LIABILITIES (2)
Borrowings	$1,579,834	$1,319,810
Distribution payable	28,697	27,023
Accrued interest expense	2,063	1,693
Derivatives, at fair value	9,855	10,586
Accrued tax liability	2,389	1,629
Deferred tax liability	4,036	4,112
Accounts payable and other liabilities	9,948	12,650
Total liabilities	1,636,822	1,377,503
STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.50% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 1,011,743 and 680,952 shares issued and outstanding	1	1
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.25% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share 4,611,294 and 3,485,078 shares issued and outstanding	5	3
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.625% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share 4,800,000 and 0 shares issued and outstanding	5	—
Common stock, par value $0.001: 500,000,000 shares authorized; 131,153,573 and 127,918,927 shares issued and outstanding (including 2,550,103 and 3,112,595 unvested restricted shares)	131	128
Additional paid-in capital	1,209,488	1,042,480
Accumulated other comprehensive loss	(10,194)	(14,043)
Distributions in excess of earnings	(277,120)	(254,645)
Total stockholders’ equity	922,316	773,924
Non-controlling interest	(389)	—
Total equity	921,927	773,924
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,558,749	$2,151,427

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - (Continued)
(in thousands, except share and per share data)

	June 30, 2014	December 31, 2013
	(unaudited)
(1) Assets of consolidated VIEs included in total assets:
Restricted cash	$88,762	$61,372
Investment securities available-for-sale, pledged as collateral, at fair value	114,641	105,846
Loans held for sale	1,808	2,376
Loans, pledged as collateral and net of allowances of $4.9 million and $8.8 million	1,234,382	1,219,569
Interest receivable	6,955	5,627
Prepaid expenses	154	247
Principal paydown receivable	31,950	6,821
Total assets of consolidated VIEs (a)	$1,478,652	$1,401,858

(2) Liabilities of consolidated VIEs included in total liabilities:
Borrowings	$1,111,314	$1,070,339
Accrued interest expense	1,295	918
Derivatives, at fair value	9,071	10,191
Accounts payable and other liabilities	1,958	1,604
Total liabilities of consolidated VIEs (b)	$1,123,638	$1,083,052
_______________

(a)	Assets of each of the consolidated variable interest entities ("VIE"s) may only be used to settle the obligations of each respective VIE.

(b)	The creditors of the Company's VIEs have no recourse to the general credit of the Company.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
REVENUES
Interest income:
Loans	$26,219	$26,184	$46,448	$53,996
Securities	3,391	3,896	7,395	7,538
Interest income − other	982	635	3,834	2,501
Total interest income	30,592	30,715	57,677	64,035
Interest expense	10,610	11,134	20,247	22,299
Net interest income	19,982	19,581	37,430	41,736
Rental income	1,507	5,052	6,659	11,226
Dividend income	17	17	153	33
Equity in net earnings (losses) of unconsolidated subsidiaries	1,762	72	3,776	(353)
Fee income	2,717	1,527	5,473	2,937
Net realized and unrealized gains on sales of investment securities available-for-sale and loans	4,261	2,394	7,941	2,785
Net realized and unrealized (losses) gains on investment securities, trading	(650)	(1,751)	(2,210)	(635)
Unrealized gains (losses) and net interest income on linked transactions, net	5,012	(5,245)	7,317	(5,504)
Total revenues	34,608	21,647	66,539	52,225
OPERATING EXPENSES
Management fees − related party	3,314	2,915	6,394	5,893
Equity compensation − related party	2,032	2,155	3,699	5,746
Rental operating expense	1,077	3,624	4,473	7,561
General and administrative	11,896	2,382	20,001	5,863
Depreciation and amortization	760	999	1,596	2,137
Income tax (benefit) expense	(446)	1,737	(430)	3,499
Net impairment losses recognized in earnings	—	535	—	556
Provision (benefit) for loan losses	782	(1,242)	(3,178)	(200)
Total operating expenses	19,415	13,105	32,555	31,055
	15,193	8,542	33,984	21,170
OTHER REVENUE (EXPENSE)
Loss on reissuance of debt	(533)	—	(602)	—
Other expense	—	—	(1,262)	—
Gain on sale of real estate	3,042	—	3,042	—
Total other revenue	2,509	—	1,178	—
NET INCOME	17,702	8,542	35,162	21,170
Net income allocated to preferred shares	(3,358)	(1,800)	(5,758)	(3,111)
Net loss (income) allocable to non-controlling interest, net of taxes	333	(209)	389	—
NET INCOME ALLOCABLE TO COMMON SHARES	$14,677	$6,533	$29,793	$18,059
NET INCOME PER COMMON SHARE – BASIC	$0.12	$0.05	$0.24	$0.16
NET INCOME PER COMMON SHARE – DILUTED	$0.11	$0.05	$0.23	$0.16
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING − BASIC	126,952,493	120,738,176	126,288,516	112,508,254
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING − DILUTED	128,142,637	122,283,503	127,409,127	113,832,183

SCHEDULE I

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME TO FFO and AFFO
(in thousands, except per share data)
(unaudited)

Funds from Operations
The Company evaluates its performance based on several performance measures, including funds from operations, or FFO, and adjusted funds from operations ("AFFO") in addition to net income.  The Company computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts as net income (computed in accordance with GAAP), excluding gains or losses on the sale of depreciable real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation and amortization, and after adjustments for unconsolidated/uncombined partnerships and joint ventures.
AFFO is a computation made by analysts and investors to measure a real estate company’s cash flow generated by operations.  The Company calculates AFFO by adding or subtracting from FFO the non-cash impacts of the following: non-cash impairment losses resulting from fair value adjustments on financial instruments, provision for loan losses, equity investment gains and losses, straight-line rental effects, share based compensation, amortization of various deferred items and intangible assets, gains or losses on sales of property that are wholly owned or owned through a joint venture, in addition to the cash impact of capital expenditures that are related to its real estate owned. In addition, the Company adds and subtracts from FFO the cash and non-cash impact of reissuances or extinguishments of debt and sales of property, respectively.
Management believes that FFO and AFFO are appropriate measures of the Company's operating performance in that they are frequently used by analysts, investors and other parties in the evaluation of REITs.  Management uses FFO and AFFO as measures of its operating performance, and believes they are also useful to investors, because they facilitate an understanding of the Company's operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP, and capital expenditures, that may not necessarily be indicative of current operating performance and that may not accurately compare the Company's operating performance between periods.
While the Company's calculations of AFFO may differ from the methodology used for calculating AFFO by other REITs and its AFFO may not be comparable to AFFO reported by other REITs, the Company also believes that FFO and AFFO may provide the Company and its investors with an additional useful measure to compare its performance with some other REITs.  Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP.  Furthermore, FFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties.  Neither FFO nor AFFO should be considered as an alternative to GAAP net income as an indicator of the Company's operating performance or as an alternative to cash flow from operating activities as a measure of its liquidity.

The following table reconciles GAAP net income to FFO and AFFO for the periods presented (unaudited) (in thousands, except share and per share data):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net income allocable to common shares - GAAP	$14,677	$6,533	$29,793	$18,059
Adjustments:
Real estate depreciation and amortization	214	592	506	1,265
Gains on sale of property (1)	(3,912)	—	(4,778)	22
Gains on sale of preferred equity	(65)	—	(1,049)	—
FFO	10,914	7,125	24,472	19,346
Adjustments:
Non-cash items:
Adjust for impact of imputed interest on VIE accounting	—	1,090	—	—
Provision (benefit) for loan losses	688	(1,928)	563	(1,734)
Amortization of deferred costs (non real estate) and intangible assets	1,963	1,604	4,186	3,470
Equity investment losses (gains)	278	(304)	1,560	32
Share-based compensation	2,032	2,155	3,699	5,746
Impairment losses	—	535	—	556
Unrealized (gains) losses on CMBS marks - linked transactions	(439)	6,385	(2,202)	6,385
Unrealized loss on trading portfolio	1,029	—	1,471	—
Straight line rental adjustments	—	1	2	3
Loss on resale of debt	533	—	602	—
MTM adjustments on consolidated European CLO	(146)	—	(146)	—
PCM expenses	—	—	300	—
REIT tax planning adjustments	170	1,632	1,127	2,358
Cash items:
Gains on sale of property (1)	3,912	—	4,778	(22)
Gains on sale of preferred equity	65	—	1,049	—
Gain on the extinguishment of debt	3,068	1,716	7,599	5,301
Capital expenditures	(25)	(404)	(38)	(822)
AFFO	$24,042	$19,607	$49,022	$40,619

Weighted average shares – diluted	128,142,637	122,283,503	127,409,127	113,832,183

AFFO per share – diluted	$0.19	$0.16	$0.38	$0.36

(1)	Amount represents gains/losses on sales of owned real estate as well as sales of joint venture real estate interests that were recorded by RSO on an equity basis.

SCHEDULE II

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
BOOK VALUE ALLOCABLE TO COMMON SHAREHOLDERS ROLLFORWARD
(dollars in thousands, except per share data)
(unaudited)

Balance Sheet - Book Value Reconciliation Year to Date

	Amount	Per Share
Book value at December 31, 2013, allocable to common shareholders (1)	$674,681	$5.41
Net income allocable to common shareholders - six months ended	29,793	0.23

Change in other comprehensive loss:
Available for sale securities	2,713	0.02
Derivatives	1,332	0.01
Foreign currency conversion	(196)	—
Common dividends	(51,842)	(0.40)
Proceeds (dilution) from additional shares issued during the period (2)	17,671	(0.03)
Total net increase (decrease)	(529)	(0.17)
Book value at June 30, 2014, allocable to common shareholders (1)(3)	$674,152	$5.24
__________________

(1)
Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 2.6 million and 3.1 million shares as of June 30, 2014 and December 31, 2013, respectively.

(2)	Includes issuance of common shares from the Company's dividend reinvestment plan of 2.6 million shares as well as 120,000 shares issued upon vesting of shares of restricted stock.

(3)	Book value is calculated as total stockholder's equity of $922.3 million less preferred stock equity of $248.2 million.

Balance Sheet - Book Value Reconciliation Quarter to Date

	Amount	Per Share
Book value at March 31, 2014, allocable to common shareholders (1)	$665,300	5.28
Net income allocable to common shareholders - three months ended	14,677	0.11

Change in other comprehensive loss:
Available for sale securities	3,003	0.02
Derivatives	874	0.01
Common dividends	(26,179)	(0.20)
Proceeds (dilution) from additional shares issued during the period (2)	16,477	0.02
Total net increase (decrease)	8,852	(0.04)
Book value at June 30, 2014, allocable to common shareholders (1)(3)	$674,152	$5.24
__________________

(1)	Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 2.6 million and 2.7 million shares as of June 30, 2014 and March 31, 2014, respectively.

(2)	Includes issuance of common shares from the Company's dividend reinvestment plan of 2.6 million shares as well as 562,000 shares issued upon vesting of shares of restricted stock.

(3)	Book value is calculated as total stockholder's equity of $922.3 million less preferred stock equity of $248.2 million.

SCHEDULE III

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUMMARY OF CDO AND CLO PERFORMANCE STATISTICS
(in thousands)
(unaudited)

Securitizations - Distributions and Coverage Test Summary
The following table sets forth the distributions made and coverage test summaries for each of RSO's securitizations for the periods presented (in thousands):

Name	Cash Distributions		Annualized Interest Coverage Cushion	Overcollateralization Cushion
	Six Months Ended June 30,	Year Ended December 31,	As of June 30,	As of June 30,	As of Initial Measurement Date
	2014 (1)	2013 (1)	2014 (2) (3)	2014 (4)
Apidos CDO I (5)	$940	$4,615	$936	$13,213	$17,136
Apidos CDO III (6)	$2,135	$6,495	$3,766	$9,882	$11,269
Apidos Cinco CDO (7)	$5,186	$12,058	$9,807	$19,657	$17,774
RREF 2006-1 (8)	$3,349	$36,828	$6,083	$64,077	$24,941
RREF 2007-1 (9)	$4,242	$10,880	$6,168	$62,208	$26,032
RCC CRE Notes 2013 (10)	$5,701	N/A	N/A	N/A	N/A
Moselle CLO S.A. (11)	$1,384	N/A	N/A	N/A	N/A
* The above table does not include Apidos CLO VIII or Whitney CLO I, as these CLOs were previously called and were substantially liquidated.
_______________

(1)
Distributions on retained equity interests in CDOs (comprised of note investments and preference share ownership) and principal paydowns on notes owned; RREF CDO 2006-1 includes $231,000 and $28.1 million of paydowns during the six months ended June 30, 2014 and the year ended December 31, 2013, respectively.

(2)	Interest coverage includes annualized amounts based on the most recent trustee statements.

(3)
Interest coverage cushion represents the amount by which annualized interest income expected exceeds the annualized amount payable on all classes of CDO notes senior to the Company's preference shares.

(4)	Overcollateralization cushion represents the amount by which the collateral held by the CDO issuer exceeds the maximum amount required.

(5)	Apidos CDO I's reinvestment period expired in July 2011.

(6)	Apidos CDO III's reinvestment period expired in June 2012.

(7)	Apidos Cinco CDO's reinvestment period expired in May 2014.

(8)	RREF CDO 2006-1's reinvestment period expired in September 2011.

(9)	RREF CDO 2007-1's reinvestment period expired in June 2012.

(10)
RCC CRE Notes 2013 closed on December 23, 2013; the first distribution was in January 2014. There is no reinvestment period for the securitization. Additionally, the indenture contains no coverage tests.

(11)	Moselle CLO S.A. was acquired on February 24, 2014; the first distribution was in April 2014. The reinvestment period for this securitization expired prior to the acquisition of this securitization.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(in thousands, except percentages)
(unaudited)

Loan Investment Statistics

The following table presents information on RSO's impaired loans and related allowances for the periods indicated (based on amortized cost):

	June 30, 2014	December 31, 2013
Allowance for loan losses:
Specific allowance:
Commercial real estate loans	$1,800	$4,572
Bank loans	441	2,621
Total specific allowance	2,241	7,193
General allowance:
Commercial real estate loans	4,044	5,844
Bank loans	228	770
Residential mortgage loans	26	—
Loans receivable, related party	700	—
Total general allowance	4,998	6,614
Total allowance for loans	$7,239	$13,807
Allowance as a percentage of total loans	0.4%	1.0%

Loans held for sale:
Commercial real estate	$—	$—
Bank loans	15,427	6,850
Residential mortgage loans	24,859	15,066
Total loans held for sale (1)	$40,286	$21,916
__________________

(1)	Loans held for sale are presented at the lower of cost or fair value.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents commercial real estate loan portfolio statistics as of June 30, 2014 (based on par value):

Security type:
Whole loans	92.0%
Mezzanine loans	6.4%
B Notes	1.6%
Total	100.0%

Collateral type:
Multifamily	42.1%
Hotel	18.6%
Retail	16.9%
Office	15.5%
Mixed Use	3.1%
Industrial	1.3%
Other	2.5%
Total	100.0%

Collateral location:
Southern California	24.1%
Northern California	8.4%
Texas	21.0%
Arizona	9.5%
Florida	4.9%
Pennsylvania	3.3%
Utah	3.0%
Washington	2.9%
Minnesota	2.8%
Nevada	2.4%
Other	17.7%
Total	100.0%

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents bank loan portfolio statistics by industry as of June 30, 2014 (based on par value):

Industry type:
Healthcare, education and childcare	15.3%
Diversified/conglomerate service	11.8%
Chemicals, plastics and rubber	6.2%
Broadcasting and entertainment	5.9%
Leisure, amusement, motion pictures, entertainment	5.0%
Automobile	4.8%
Retail stores	4.7%
CDO	4.5%
Finance	3.9%
Telecommunications	3.8%
Hotels, motels, inns and gaming	3.5%
Personal, food and miscellaneous services	2.8%
Diversified/conglomerate manufacturing	2.8%
Electronics	2.7%
Utilities	2.4%
Oil and gas	2.3%
Mining, steel, iron and non-precious metals	2.0%
Other	15.6%
Total	100.0%